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                                                        EXHIBIT 10.28O

                          MEMORANDUM OF UNDERSTANDING


          Certain stockholders of International Wireless Communications Holdings, Inc. ("IWC" or the "Company"), Vanguard Cellular Systems, Inc., ("Vanguard"), BEA Associates, as the manager of certain Investment funds which are shareholders of IWC ("BEA"), and Electra Investment Trust PLC ("Electra") (together, the "Shareholder Group") have agreed, as a condition of their consideration of providing additional capital to IWC to finance the Company's proposed Pakistan cellular investment ("Mobilink") and other corporate purposes, to use all commercially reasonable efforts (to the extent permitted by the Company's bond indenture, including without limitation the exercise of voting rights to appoint as directors of the Company, persons supportive of the action plan below) to implement the following:

          (1) The Shareholder Group will recommend to the Finance Committee of IWC that it immediately retain a financial advisor to assist the Company and its Board of Directors in a strategic review of IWC's business and financial strategy with the goal of maximizing shareholder value and creating liquidity/exit during the next 18 months, through an initial public offering ("IPO"), merger or sale of the Company. The financial advisor will consider the desirability of restructuring of the Company into an Asian wireless play and selling or spinning off its Latin American and other non-core investments. The financial advisor will report the results of its review no later than September 30, 1997.

          (2) Within 15 days after receipt of the financial advisor's report, the Finance Committee shall submit a recommendation to the Board of Directors regarding the Company's business and financial strategy, including whether to restructure or to sell and spin off non-core investments.

          (3) Within 15 days after receipt of the Finance Committee's recommendation, the Board of Directors shall meet to consider adopting a business and financial plan for the Company which implements the Finance Committee's recommendation, including whether to restructure and/or sell or spin off any non-core investments.

          (4) Within 15 days after adoption of a business and financial plan by the Board of Directors, management of the Company will prepare appropriate budgets and operating plans to implement such plan, including budgets for corporate operating expenses and for capital expenditures and operating expenses for any non-core investments and an operating plan for redeploying management and other resources.

          (5) By August 31, 1997, the Finance Committee shall review the Company's recently distributed operating and capital budget and shall submit a recommendation to the Board of Directors regarding such budget, including the planned level of corporate operating expenses and capital expenditures and operating expenses for the Company's wireless projects. Within 15 days after receipt of such recommendation, the Board of Directors shall meet to consider such recommendation.


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Agreed and accepted by:

VANGUARD CELLULAR SYSTEMS, INC.

/s/ Richard Rowlenson
--------------------------------
Name: Richard C. Rowlenson
Title:  Executive Vice President
Date:  08/13/97

ELECTRA INVESTMENT TRUST PLC       THE EMERGING MARKETS
                                   INFRASTRUCTURE FUND, INC.
/s/ Michael Stoddart               /s/
---------------------------------  -----------------------------------
Name:  Michael Stoddart            Name:
Title: Chairman                    Title:
Date: 14/08/97                     Date:  8-11-97

ARGENTINA EQUITY INVESTMENTS       THE EMERGING MARKETS
PARTNERSHIP                        TELECOMMUNICATIONS FUND, INC.
/s/ David Pauli                    /s/
---------------------------------  -----------------------------------
Name:  David Pauli                 Name:
Title: Auth'd Signatory            Title:
Date: 13/8/97                      Date:  8-11-97

CI EMERGING MARKETS FUND           LATIN AMERICA INVESTMENT FUND,
                                   INC.
/s/ David Pauli                    /s/
---------------------------------  -----------------------------------
Name:  David Pauli                 Name:
Title: Auth'd Signatory            Title:
Date: 13/8/97                      Date:  8-11-97

CI GLOBAL FUND                     LATIN AMERICA EQUITY FUND, INC.
/s/ David Pauli                    /s/
---------------------------------  -----------------------------------
Name:  David Pauli                 Name:
Title: Auth'd Signatory            Title:
Date: 13/8/97                      Date:  8-11-97

CI LATIN AMERICAN FUND             LATIN AMERICA CAPITAL PARTNERS
/s/ David Pauli                    /s/
---------------------------------  -----------------------------------
Name:  David Pauli                 Name:
Title: Auth'd Signatory            Title:
Date: 13/8/97                      Date:  8-11-97


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